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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 26, 1998, included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File No. 33-86010 and Form S-8, File No. 333-05385.



                                                  ARTHUR ANDERSEN LLP

Washington, D.C.
March 26, 1998